March 30, 2001


Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Old Point Financial Corporation. The meeting will be held on Tuesday, April 24, 2001 at 6:00 p.m. at The Radisson Hotel, 700 Settlers Landing Road, Hampton, Virginia.

   You will be asked to vote on the election of directors, ratification of independent certified public accountants, and to ratify and approve an amendment to the 1998 Stock Option Plan. During the meeting, we will report to you on the condition and performance of the Company and its subsidiaries. You also will have an opportunity to question management on matters that affect the interest of all stockholders.

   We hope to see you on April 24, 2001. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided or per instructions on your proxy card you may also vote by telephone or by internet. Your vote is important. We appreciate your continued loyalty and support.

                   Sincerely,




                   /s/ Robert F. Shuford
                   Robert F. Shuford
                   Chairman of the Board and President
Enclosure

                OLD POINT FINANCIAL CORPORATION
                      1 West Mellen Street
                   Hampton, Virginia   23663

         NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD APRIL 24, 2001

TO OUR STOCKHOLDERS:

      The  2001  Annual  Meeting  of Stockholders  of  Old  Point
Financial  Corporation will be held at The  Radisson  Hotel,  700
Settlers  Landing Road, Hampton, Virginia, on Tuesday, April  24,
2001, at 6:00 p.m. for the following purposes:

1. To elect 12 directors to serve for the ensuing year, or until their successors have been elected and qualified;

2.   To ratify the appointment of Eggleston Smith P.C., Certified
     Public Accountants, as independent accountants and auditors for 2001;

3.   To vote upon a proposal to amend the 1998 Stock Option Plan;
     and

4. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 15, 2001, will be entitled to notice of and to vote at the Annual
Meeting and any adjournments thereof.

                         By Order of the Board of Directors



                         /s/ W. Rodney Rosser
                         W. Rodney Rosser
                         Senior Vice President & Secretary to the Board

March 30, 2001

     Please complete, sign, date and mail the enclosed proxy card promptly. No postage is required if the return envelope is used and mailed in the United States or per instructions on your proxy card you may also vote by telephone or by internet. If you attend the meeting, you may, if you desire, revoke your proxy and vote in person.

                  OLD POINT FINANCIAL CORPORATION
                      1 West Mellen Street
                    Hampton, Virginia   23663


                         PROXY STATEMENT
               2001 ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held April 24, 2001


                             GENERAL

     The enclosed proxy is solicited by the Board of Directors of Old Point Financial Corporation (the "Company") for the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held Tuesday, April 24, 2001, at the time and place and for the purposes set forth in the accompanying Notice of the Annual Meeting. Stockholders may revoke proxies at any time prior to their exercise by written notice to the Company, by submitting a proxy bearing a later date, or by attending the Annual Meeting and requesting to vote in person. The approximate mailing date of this Proxy Statement and accompanying Proxy is March 30, 2001.

Voting Rights and Solicitation

      Only those stockholders of record at the close of business on March 15, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote as of the record date was 2,590,540. The Company has no other class of stock outstanding. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

      Each share of Company common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting, except that in the election of directors cumulative voting entitles a stockholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such stockholder or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The Board of Directors will instruct the proxyholders to use cumulative voting, if necessary, to elect all or as many of the nominees as possible.

      The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person or by telephone, telegram, or special letter by officers and regular employees of the Company or its subsidiary, acting without compensation other than regular compensation.

Principal Shareholders

      Mr. Robert F. Shuford, a director of the Company and its wholly-owned subsidiaries, The Old Point National Bank of Phoebus (the "Bank") and Old Point Trust & Financial Services, N.A. (the "Trust Company"), and the VuBay Foundation are the only shareholders who beneficially own 5% or more of the Company's common stock. Mr. Shuford's beneficial ownership of the Company common stock as of March 15, 2001 is shown in the beneficial ownership table below under "Election of Directors." The address of Mr. Shuford is the same as the Company's principal offices. The VuBay Foundation has beneficial ownership of 193,584 shares or 7.5% of the Company common stock as of March 15, 2001, and the address of the VuBay Foundation is VuBay Foundation, c/o Cyrus A. Dolph, IV, Assistant Secretary, P.O. Box 13109, Norfolk, Virginia 23506-3109. VuBay Foundation is a charitable foundation of which Mr. Robert F. Shuford is one of three foundation directors without sole voting power. Finally, the Trust Company holds as trustee of various trust accounts a total of 391,101 shares or 15.1% of Company common stock. The Trust Company possesses sole voting and/or investment power with respect to 279,265 of these shares, but as to which, as a matter of state law, it must refrain from voting unless a co-fiduciary is appointed for the sole purpose of voting such shares. There are no other persons known by the Company to be owners of more than 5% of the Company's common stock.

      As of March 15, 2001, the persons nominated as directors of the Company, and the executive officers of the Company and its subsidiaries, beneficially owned as a group 654,332 shares (approximately 24.5%) of Company common stock outstanding (including shares for which they hold presently exercisable stock options).

                           PROPOSAL 1
                      ELECTION OF DIRECTORS

      The twelve persons named below, all of whom currently serve as  directors  of  the  Company, will be nominated  to  serve  as
directors   until  the  2002  Annual  Meeting,  or  until   their
successors have been duly elected and have qualified.


                                                                                        Amount and Nature of
                                                      Principal                         Beneficial Ownership
                                       Director       Occupation For                    As of March 15, 2001
Name (Age)                             Since (1)      Past Five Years                   (Percent of Class)(2)(3)
Dr. Richard F. Clark (68)              1981           Pathologist  (retired)                  63,871   (4)
                                                      Sentara Hampton General Hospital        (2.5%)

Russell Smith Evans Jr. (58)           1993           Assistant Treasurer and                  3,550   (4)
                                                      Corporate Fleet Manager                    *
                                                      Ferguson Enterprises

G. Royden Goodson, III (45)            1994           President                                7,707   (4)
                                                      Warwick Plumbing & Heating Corp.           *

Dr. Arthur D. Greene (56)              1994           Surgeon - Partner                        4,286   (4)
                                                      Tidewater Orthopaedic Associates           *

Gerald E. Hansen (59)                  2000           President                                1,001
                                                      Chesapeake Insurance Services, Inc.        *

Stephen D. Harris (59)                 1988           Attorney-at-Law - Partner               10,453   (4)
                                                      Geddy, Harris, Franck & Hickman, L.L.P.    *

                                                                      -2-

                                                                                        Amount and Nature of
                                                      Principal                         Beneficial Ownership
                                       Director       Occupation For                    As of March 15, 2001
Name (Age)                             Since (1)      Past Five Years                   (Percent of Class)(2)(3)
John Cabot Ishon (54)                  1989           President                               17,783   (4)
                                                      Hampton Stationery                         *

Eugene M. Jordan (77)                  1964           Attorney-at-Law                         21,000   (4)
                                                                                                 *

John B. Morgan, II (54)                1994           President                                4,334   (4)
                                                      Morgan Marrow Insurance                    *

Louis G. Morris (46)                   2000           President & CEO                         24,511   (4)
                                                      Old Point National Bank                    *

Dr. H. Robert Schappert (62)           1996           Veterinarian - Owner                    90,740   (4)
                                                      Beechmont Veterinary Hospital           (3.5%)

Robert F. Shuford (63)                 1965           Chairman of the Board,
                                                      President & CEO                        160,086   (4)(5)
                                                      Old Point Financial Corporation         (6.1%)
                                                      Chairman of the Board
                                                      Old Point National Bank

-----------------------------------------------------------
*Represents less than 1.0% of the total outstanding shares.

(1) Refers to the year in which the individual first became a director of the Bank. Dr. Richard F. Clark, Eugene M.
     Jordan, and Robert F. Shuford became directors of the Company upon consummation of the Bank's reorganization on October 1, 1984. All present directors of the Company are directors of the Bank. Dr. Richard F. Clark, Dr. Arthur D. Greene, Mr. John C. Ishon and Mr. Robert F. Shuford are directors of the Trust Company.

(2) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days.

(3) Includes shares held (i) by their close relatives or held jointly with their spouses, (ii) as custodian or trustee for the benefit of their children or others, or (iii) as attorney-in-fact subject to a general power of attorney - Dr. Clark, 200 shares; Mr. Evans, 1,550 shares; Dr. Greene, 1,968 shares; Mr. Hansen, 361 shares; Mr. Harris, 407 shares, Mr. Ishon, 7,483 shares; Mr. Jordan, 6,000 shares; Mr. Morgan, 2,934 shares; Dr. Schappert, 81,370 shares; and Mr. Shuford, 75,590 shares.

(4) Includes shares that may be acquired within 60 days pursuant to the exercise of stock options granted under the 1989 and 1998 Old Point Stock Option Plans - Dr. Clark 1,000, Mr. Evans 1,000, Mr. Goodson 1,000, Dr. Greene 1,000, Mr. Harris 1,000, Mr. Ishon 1,000, Mr. Jordan 1,000, Mr. Morgan 1,000, Mr. Morris 9,386, Dr.
     Schappert 1,000, and Mr. Shuford 26,570.

(5)  Mr.   Shuford  is  one  of  three  directors  of  the  VuBay
     Foundation, a charitable foundation organized under 501(c)(3) of the Internal Revenue Code of 1986, as amended. A majority of the Directors have the power to vote shares of Company common stock owned by the foundation. The foundation owned 193,584 shares of stock as of March 15, 2001. Mr. Shuford disclaims any beneficial ownership of these shares.

      There are two family relationships among the directors and executive officers. Mr. Jordan is the father-in-law of Mr. Ishon. Mr. Shuford and Dr. Schappert are married to sisters. None of the directors serve as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Board Committees and Attendance

      During 2000, there were thirteen meetings of the Company's Board of Directors. Each director attended at least 75% of all meetings of the Board and committees on which he served. The Company's Board has standing Executive, Audit and Compensation Committees.

      The  Company's Executive Committee was comprised of Messrs.
Shuford, Morris, Jordan, Harris, and Dr. Clark. It serves in an advisory capacity, reviewing matters and making recommendations to the Board of Directors. It met four times in 2000.

      The Company's Compensation Committee is described below under "Report on Executive Compensation."

      In 2000, the previously-separate Audit Committees for the Company and the Bank and the Company and the Trust Company were combined into one Audit Committee, serving the Company and its subsidiaries. The members of the combined Audit Committee are Messrs. Jordan (Chairman), Greene, Hansen, Harris, Ishon, and Morgan. The Audit Committee reviews on a regular basis the work of the internal audit department. It also reviews and approves the scope and detail of the continuous audit program, which is conducted by the internal audit staff to protect against improper and unsound practices and to furnish adequate protection for all assets and records. Subject to the approval of the Board of Directors, it engages a firm of certified public accountants to conduct such audit work as is necessary and receives written reports, supplemented by such oral reports as it deems necessary, from the audit firm. During 2000, the Audit Committee held four meetings.

      The  Board  has  no  separate  nominating  committee.   The
Executive Committee reviews any recommendations obtained and gives their recommendations to the Board. The entire Board reviews, on an as needed basis, the qualifications of candidates for membership to the Board. Following appropriate review, the Board ascertains the willingness of selected individuals to serve and extends invitations to serve as a Board member.

Audit Committee Report

       The Audit Committee of the Board of Directors (the "Committee") is composed of six directors and operates under a written charter adopted by the Board of Directors. A copy of which is attached as appendix A. The members of the Committee meet the independence requirements contained in the NASD listing standards.

       Management is responsible for the Company's internal controls, financial reporting process and compliance with the laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

      In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent accountants also provided to the Committee the written disclosures and letter required by
Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and the Committee discussed with the independent accountants that firm's independence.

      Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

               /s/ Eugene M. Jordan, Chairman
               /s/ Dr. Arthur D. Greene
               /s/ Gerald E. Hansen
               /s/ Stephen D. Harris
               /s/ John Cabot Ishon
               /s/ John B. Morgan, II

Fees Paid To Independent Auditors

1.   Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the Company's financial statements included in its Forms 10-Q for 2000 totals $42,665.55.

2.   Financial Information System Design and Implementation Fees

      The  aggregate  fees  billed  by  the  Company's  principal accountant for information system services and products for  2000
totals  $0.00.   The  Company  has  used  other  consultants  for
information system services.

3.   All Other Fees

      The aggregate fees billed for services rendered by the Company's principal accountant other than those outlined in 1 and 2 above totals $8,500.00

4.   The  Audit  Committee considers the  provision  of  services covered in 2 and 3 above to be compatible with the maintenance of
the   independence   of  the  Company's  principal   accountants,
Eggleston Smith P.C.

5. All hours expended on the principal accountant's engagement to audit the Company's financial statements for 2000 were completed by full-time, permanent employees of the principal accountants.

Directors' Compensation

      Directors of the Bank and Trust Company receive $400 and $250, respectively for each board meeting they attend. The directors of the Bank and Trust Company receive $150 for each committee meeting they attend. In addition, outside directors of the Bank and Trust Company are paid an annual retainer fee of $4,000 and $2,500, respectively. However, directors serving on the Bank and Trust Company board receive a $1,000 annual retainer for serving on the Trust Company board. All Company directors have been elected as directors of the Bank, but there is no assurance that this practice will continue. Not all Company directors serve as directors of the Trust Company.

       Directors who are employees of the Company and its subsidiaries are compensated for attendance at board meetings, but do not receive any fees for committee meetings and are not paid annual retainer fees.

Indebtedness and Other Transactions

      Some of the Company's directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and commitments to lend included in such transactions were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

     The law firm of Troutman Sanders Mays & Valentine LLP serves as legal counsel to the Company and Jordan, Ishon & Jordan serve as legal counsel to the Bank and Trust Company. Mr. Eugene M. Jordan is a member of the firm. During 2000, the firm received a retainer and fees totaling $51,835. Morgan Marrow Insurance of which John B. Morgan, II is President, provided insurance for which the Company paid $59,649 during 2000. Hampton Stationery, of whom John Cabot Ishon is President, provided office furniture and supplies for which the Company paid $36,735. Geddy, Harris, Franck & Hickman LLP of which Stephen D. Harris is a partner, and Warwick Plumbing & Heating Corp. of which G. Royden Goodson, III is President provide products and services to the Company.


                     EXECUTIVE COMPENSATION

Cash Compensation

      The following table presents a three-year summary of all compensation paid or accrued by the Company and its subsidiaries to the Company's Chief Executive Officer and each executive officer whose salary and bonus for 2000 exceeded $100,000. The table also presents the number and percentage of shares of the Company's Common Stock held by these executive officers, who are all executive officers of the Company.

                   SUMMARY COMPENSATION TABLE

                       Annual Compensation
                                                                          Amount and
                                                                          Nature of
                                                                          Beneficial
                                                                          Ownership
                                                                          as of March
                                                                          15,2001
Name and Principal                                      All Other         (Percent of
Position                 Year     Salary(1)   Bonus(2)  Compensation(3)   Class)(4)(5)(6)
------------------       ----     ---------   --------  ---------------   ---------------                  ---------------
Robert F. Shuford,       2000     $156,800    $27,000   $15,519           160,086
Chairman, President      1999     $153,500    $27,000   $17,556           (6.1%)
& CEO (Company)          1998     $151,200    $34,560   $17,765

                                           -7-

                                                                          Amount and
                                                                          Nature of
                                                                          Beneficial
                                                                          Ownership
                                                                          as of March
                                                                          15,2001
Name and Principal                                      All Other         (Percent of
Position                 Year     Salary(1)   Bonus(2)  Compensation(3)   Class)(4)(5)(6)
------------------       ----     ---------   --------  ---------------   ---------------                  ---------------

Louis G. Morris          2000     $129,800    $22,500   $10,241            24,511
President & CEO (Bank)   1999     $100,267    $18,048   $ 9,220               *
                         1998     $ 90,247    $21,600   $ 9,051

Cary B. Epes             2000     $107,000    $19,260   $ 8,948            12,679
EVP/CCO (Bank)           1999     $ 99,267    $17,868   $ 9,340               *
                         1998     $ 89,167    $21,600   $ 9,440

Margaret P. Causby       2000     $106,000    $19,080   $ 8,863            12,941
EVP/CAO (Bank)           1999     $ 97,947    $17,630   $ 9,004               *
                         1998     $ 88,167    $21,600   $ 9,035

Frank E. Continetti      2000     $102,000    $15,000   $ 8,511             3,586
President & CEO          1999     $ 83,409    $10,759   $ 7,724               *
OPT&FS, NA               1998     $ 67,336    $ 4,665   $ 6,885

-----------------------------------------------------------
*Represents less than 1.0% of the total outstanding shares.

(1)  Salary  includes directors' fees as follows:  Mr. Shuford  -
     2000,  $6,800, 1999, $3,900 and 1998, $4,200.  Mr. Morris  -
     2000, $4,800.  Mr. Continetti - 2000, $2,000.

(2) Bonus consideration for Mr. Shuford is paid in the year following the year in which the bonus is earned so that the Compensation Committee can evaluate year-end results. Bonus consideration for Mr. Morris, Mr. Epes, Mrs. Causby and Mr.
     Continetti is paid in the year in which it is earned.

(3)  Mr. Shuford has received other compensation as follows:

                                     2000      1999       1998
                                   -------   -------    -------
     Deferred Profit Sharing       $ 3,896   $ 4,532    $ 5,090
     Cash Profit Sharing             3,559     4,210      4,811
     401(k) Matching Plan            4,500     4,488      4,410
     Group  Term  Insurance          3,564     4,326      3,454
                                   -------   -------    -------
     Total                         $15,519   $17,556    $17,765

                               -8-

     Mr. Morris has received other compensation as follows:

                                     2000      1999       1998
                                   -------   -------    -------
     Deferred Profit Sharing       $ 3,247   $ 3,037    $ 3,122
     Cash Profit Sharing             2,966     2,821      2,951
     401(k) Matching Plan            3,750     3,008      2,705
     Group Term Insurance              278       354        273
                                   -------   -------    -------
     Total                         $10,241   $ 9,220    $ 9,051

     Mr. Epes has received other compensation as follows:

                                     2000      1999       1998
                                   -------   -------    -------
     Deferred Profit Sharing       $ 2,779   $ 3,007    $ 3,087
     Cash Profit Sharing             2,539     2,793      2,918
     401(k) Matching Plan            3,210     2,978      2,675
     Group Term Insurance              420       562        760
                                   -------   -------    -------
     Total                         $ 8,948   $ 9,340    $ 9,440

     Mrs. Causby has received other compensation as follows:

                                     2000      1999       1998
                                   -------   -------    -------
     Deferred Profit Sharing       $ 2,753   $ 2,967    $ 3,053
     Cash Profit Sharing             2,516     2,756      2,885
     401(k) Matching Plan            3,180     2,938      2,645
     Group Term Insurance              414       343        452
                                   -------   -------    -------
     Total                         $ 8,863   $ 9,004    $ 9,035

     Mr. Continetti has received other compensation as follows:

                                     2000      1999       1998
                                   -------   -------    -------
     Deferred Profit Sharing       $ 2,598   $ 2,527    $ 2,325
     Cash Profit Sharing             2,373     2,347      2,204
     401(k) Matching Plan            3,000     2,502      2,020
     Group Term Insurance              540       348        336
                                   -------   -------    -------
     Total                         $ 8,511   $ 7,724    $ 6,885

(4) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.

(5) Include shares held (1) by their joint relative or held jointly with their spouses, (2) as custodian or trustee for the benefit of their children or others, (3) as attorney-in-fact subject to a general power of attorney-Mr. Shuford, 75,590 shares.

                               -9-

(6) Include shares that may be acquired within 60 days pursuant to the exercise of stock options granted under the 1989 and 1998 Old Point Stock Option Plans-Mr. Shuford 26,570 shares,
     Mr. Morris 9,386 shares, Mr. Epes 11,006 shares, Mrs. Causby
     11,106 shares and Mr. Continetti, 3,200.



               Aggregated Option Exercises in Last
         Fiscal Year and December 31, 2000 Option Value

                                                                           Value of
                                                         Number of         Unexercised
                                                         Unexercised       In-the-Money
                                                         Options at        Options at
                                                         12/31/00(#)       12/31/00($)

                  Shares Acquired     Value              Exercisable/      Exercisable/
Name              on Exercise (#)     Realized ($)(1)    Unexercisable     Unexercisable(1)
                  ---------------     ---------------    -------------     ----------------
Robert F.  Shuford       0            $   0              26,570/2,724      $0/$0

Louis G. Morris          0            $   0               9,386/4,224      $0/$0

Cary B. Epes             0            $   0              11,006/2,724      $0/$0

Margaret P. Causby       0            $   0              11,106/2,724      $0/$0

Frank E. Continetti      0            $   0               3,200/2,500      $0/$0

--------------------
(1)  Market  value of underlying securities at exercise or  year-
     end, minus the exercise or base price.


                                            -10-

            OPTION EXERCISES AND YEAR-END VALUE TABLE

The  following  table  shows all grants of  options  to  Executive
Officers in 2000.


               OPTIONS GRANTED IN LAST FISCAL YEAR

Individual Grants                              Hypothetical
                                               Value at Assumed
                                               Annual Rates for Stock
                                               Price Appreciation
                                               For Option Term (3)
-------------------------------------------------------------------------------------------

                Number of
                Securities    % of Total    Exercise
                Underlying    Options Grant Price Per    Expiration
NAME            Options(1)    Employees     Share(2)     Date              5%        10%
-------------------------------------------------------------------------------------------
Robert F. Shuford       0     0%            $ 0          9/11/10        $     0   $      0

Louis G. Morris     4,000     7%            $18.40       9/11/10        $46,280   $117,299

Cary B. Epes        2,500     4.4%          $18.40       9/11/10        $28,925   $ 73,313

Margaret P. Causby  2,500     4.4%          $18.40       9/11/10        $28,925   $ 73,313

Frank E. Continetti 2,500     4.4%          $18.40       9/11/10        $28,925   $ 73,313

(1)   All  grants were made under the Company's 1998 Stock  Option
   Plan.   Options  were  granted September 12,  2000  and  become
   exercisable September 12, 2001.

(2) Exercise price is average of the high and low trading prices of Old Point Financial Corporation common stock on the five trading days immediately preceding the date of the grant.

(3) To realize the potential values of an assumed 5% and 10% annual stock price appreciation rate, the price per share of the
   common   stock  would  be  approximately  $29.97  and   $47.73,
   respectively, at the end of the ten year term for options granted on September 12, 2000.

Employee Benefit Plans

      Pension Plan. The Company has a noncontributory defined benefit pension plan, which covers substantially all full-time employees of the Company and its subsidiaries who have completed one year of service. A participant's monthly retirement benefit (if he or she has 25 years of Credited Service at his Normal Retirement Date) is 20% of his final average pay plus 15% of final average pay in excess of the participant's Social Security Covered Pay. The Social Security Covered Pay is the average pay of the calendar year prior to the year the participant attains his Social

Security Retirement Age. If the participant has less than 25 years of service at his Normal Retirement Date, the participant's monthly retirement benefit will be actuarially reduced by 1/25 for each year of credited service less than 25 years. Cash benefits under the plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

      Thrift Plan. The Company has a contributory 401(k) profit-sharing and thrift plan. Employees of the Company and its subsidiaries are eligible to participate if they have completed 90 days of service and are at least 18 years old. Participants may elect to defer between 1% to 15% of their base compensation as defined in the plan, which will be contributed to the plan. The Bank will contribute 50 cents for each dollar deferred by an employee on the first 6% of the employee's compensation, provided the employee completes 1,000 hours of service in the year, and is employed on the last day of the year. Participants may also elect to make additional deferrals subject to certain limitations, which are not matched by the Bank.

      Distributions to participants are made at death, retirement or other termination of employment in a lump sum payment, unless a participant or his beneficiary elects to receive payments in installments. The plan permits certain in-service withdrawals.

      All employee contributions are fully vested and the Bank's contributions become fully vested when a participant reaches age 65, becomes totally and permanently disabled or dies. If a participant leaves the Bank before the occurrence of one of these events, the Bank's contributions will become 10% vested per year for the first four years of service and 20% vested per year for the next three years of service, becoming 100% vested after seven years of service.

      Employee Stock Purchase Plan. The Company has one employee stock purchase plan - the 1996 Employee Stock Purchase Plan (the "1996 Plan"). The 1996 Plan provides eligible employees with a simple and convenient method of investing in Company stock at a 5% discount. The 1996 Plan provides the Company with additional capital funds, and its aim is to increase employee interest and productivity through ownership of Company common stock. Regular employees may voluntarily participate in the 1996 Plan. They may elect to contribute from 2% to 15% of their base pay to the 1996 Plan by payroll deduction for the purchase of Company common stock. The 1996 Plan's fiscal year is the twelve month period beginning July 1st and ending the next June 30th. The term of the 1996 Plan is for five consecutive fiscal years ending on June 30th from its inception date of July 1st, 1996.

      In effect, the 1996 Plan grants eligible employees, who voluntarily participate, an option to purchase Company common stock at an exercise price equal to 95% of the lesser of (1) the Fair Market Value of the common stock on the 1st day of the Plan year (July 1st), or (2) the Fair Market Value of the common stock on the last day of the Plan year (June 30th).

      The 1996 Plan was designed to qualify as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code, as amended (the "Code"). Under the Code, participants normally do not realize any income at the date of grant, or the date of exercise and purchase of shares under the 1996 Plan. Recognition of income is normally postponed until disposition of the shares.

     Stock Option Plans. The Company has two stock option plans - the 1989 Stock Option Plan and the 1998 Stock Option Plan (the "Plans"). The Plans provide for the award of nonqualified stock options and incentive stock options to directors and employees of the Company and its subsidiaries selected by the Board of Directors to participate in the Plans. The Board of Directors makes awards under the Plans and establishes the terms and conditions of each award in the option agreement entered into with each optionee. The price of shares of stock to be issued upon the exercise of options will be at least 100% of the fair market value on the date of award. Options may not be granted more than ten years after the adoption of the Plans by the Board and are exercisable only during the term specified in the option agreement, which in the case of incentive stock options shall not exceed ten years. The options are not transferable other than by will or the laws of descent and distribution.

      While options covering the 69,384 shares under the 1989 Plan have been granted, options covering 112,500 shares have been granted under the 1998 Plan under which 125,000 shares of Company common stock have been reserved. The 1989 Plan did not permit grants of option to non-employees, whereas, the 1998 Plan permits grants of options to non-employee directors.

      Other Benefit Plans. Life, medical, dental, and disability insurance is provided to all officers and employees of the Company and its subsidiaries.

Report on Executive Compensation

      Compensation for executive officers is administered by the Compensation Committee (the "Committee"). The Committee is comprised of four non-employee directors, Messrs. Goodson (Chairman), Clark, Evans, and Morgan. It met two times in 2000. All decisions of the Committee are recommended to the entire Board of Directors, which makes the final decision.

       In an environment characterized by change, regulatory oversight and increased competition, total executive compensation is designed to attract and retain qualified personnel by providing competitive levels of compensation as compared to similarly sized financial institutions. Executive compensation consists of the several elements specified in the Summary Compensation Table under "Executive Compensation;" namely, base salary and annual and long-term incentive compensation.

      In making its recommendation to the Board, the Committee obtains from market and economic research companies information pertaining to salary levels at other comparable financial institutions. Annual compensation is determined by evaluating several factors. The primary factor considered in evaluating the level of executive compensation is the progress the Company made during the year in achieving performance goals. The performance goals evaluated include, but are not limited to, return on average assets, return on average equity, net income, asset quality, and deposit and loan growth. Secondary factors considered by the Committee include comparing the Company's performance with other local institutions and comparable executive compensation packages. Lastly, the Committee gives some consideration to the expected future contributions of the executive, general economic conditions, the executive's length of service and standing within the local banking communities, and other factors. Bonuses are awarded based on evaluation of the foregoing factors relating to the Company's financial performance. Decisions regarding compensation, however, are mostly subjective in nature, and no specific formulas are used to calculate an executive's compensation.

      The asset growth, loan growth and earnings increase resulted in an overall positive financial performance of the Company and its subsidiaries in fiscal year 2000.

      The committee recommended to the Board a bonus be granted to Mr. Shuford in the amount of $27,000, Mr. Morris, $22,500, Mr. Epes, $19,260, Mrs. Causby, $19,080 and Mr. Continetti $15,000.

      The foregoing report was furnished to the Committee, and approved by the directors of the Company.
                G.  Royden Goodson, III, Chairman
                     Dr.  Richard F.  Clark
                     Russell S.  Evans, Jr.
                       John B.  Morgan, II


    Section 16(a) - Beneficial Ownership Reporting Compliance

      Based on a review of the reports of changes in beneficial ownership of Capital Stock and written representations made to the Company, the Company believes that its officers and directors have filed on a timely basis the report which is required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2000.

                   FIVE YEAR STOCK PERFORMANCE

      Management provides on the next page a line graph, which compares the Company's shareholder return with the return of the NASDAQ Bank Index and the Russell 2000 Index.

       This performance graph was created by comparing the percentage change in stock prices for the Company and the indices on a year to year basis, factoring in dividend payments, and looking only at the closing price of the stock as of December 31 of each year surveyed. This graph may be affected by unusually high or low prices at December 31, 1995 or by temporary swings in stock price at December 31 of any given year. Accordingly, this is not necessarily the best measure of the Company's performance.

      The index reflects the total return on the stock that is shown, including price appreciation, all stock splits and stock dividends, and reinvestment of cash dividends at time of payment, relative to the value of the stock at the beginning of the time period. Thus a move from 100 to 150 on the index scale indicates a 50% increase in the value of the investment. The NASDAQ Bank Index contains all non-holding company banking institutions traded on the NASDAQ exchange. In addition to traditional banks this includes thrifts but does not include other non-regulated finance companies. The Russell 2000 index is comprised of the smallest 2000 companies in the Russell 3000 Index, which tracks almost 99 percent of the stocks included in portfolios of institutional investors.

                                1995     1996     1997     1998     1999     2000

NASDAQ Bank Composite           100.00   128.97   214.01   192.27   181.27   212.45
Old Point Financial Corp        100.00   114.59   119.59   185.19   146.58   128.00
Russell 2000 Index              100.00   116.42   142.10   138.90   168.23   163.41

                           PROPOSAL 2
            RATIFICATION OF SELECTION OF ACCOUNTANTS

      On the recommendation of the Audit Committee, the Board of Directors has appointed Eggleston Smith P.C., certified public accountants, as the Company's independent auditors for 2001, subject to ratification by stockholders at the Annual Meeting. Eggleston Smith P.C. rendered audit services to the Company during 2000. These services consisted primarily of the examination and audit of the Company's financial statements, tax reporting assistance, and other audit and accounting matters.

      Representatives of Eggleston Smith P.C. are expected to be present at the Annual Meeting and are expected to be available to respond to your questions.

     The Board of Directors recommends that the stockholders vote
FOR ratification of Eggleston Smith P.C., as the Company's independent auditors for 2001.


                           PROPOSAL 3
       APPROVAL OF AMENDMENT TO THE 1998 STOCK OPTION PLAN

       The Board of Directors proposes that the Company's stockholders approve an amendment to the 1998 Stock Option Plan (the "Option Plan"). The Option Plan was originally approved by the stockholders at the 1998 annual meeting. The amendment of the Option Plan, which the Company's stockholders are being asked to approve (the "Amendment"), was adopted by the Board of Directors on February 13, 2001, subject to the approval of the Company's stockholders.

Proposed Amendment

     The proposed Amendment amends Section 4.1 of the Option Plan to increase the number of shares of the Company's Common Stock available for Awards under the Option Plan from 125,000 to 325,000.

     The Board of Directors believes that amending the Option Plan will continue to provide the Company a tool to provide an additional incentive to officers and other key employees and non-employer directors who are in a position to contribute materially to the success of the Company and its subsidiaries. The Board of Directors also believes that the Option Plan, as amended, will benefit the Company by (i) assisting it in recruiting and retaining officers and other key employees and non-employee directors with ability and initiative, (ii) providing greater incentives for officers and other key employees and non-employee directors, and (iii) associating the interests of officers and other key employees and non-employee directors with those of the Company and its stockholders through opportunities for increased stock ownership.

      The following description of the Option Plan as amended summarizes the principal features of the Option Plan, as amended, and is qualified in its entirety by reference to the full text of the Option Plan, as amended, a copy of which is available by written request to the Secretary of the Company.

        Summary of the 1998 Stock Option Plan, as Amended

Administration

      The Option Plan is administered by a committee of not less than three non-employee directors appointed in accordance with the Option Plan (the "Committee"), except for Options to non-employee directors which are administered by the full Board of Directors. All members of the Committee are "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee has the power to determine the key employees to whom Options are granted. The Board of Directors has the power to determine the non-employee directors to whom Options are granted.

      Each Option under the Option Plan is made pursuant to a written agreement between the Company and the recipient of the Option (the "Agreement"). In administering the Option Plan, the Committee (or the Board in the case of Options to directors) has the express power, subject to the provisions of the Option Plan, to determine the terms and conditions upon which Options may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Option Plan and the Agreements, to establish, amend or waive rules or regulations for the Option Plan's administration, and to make all other determinations and take all other actions necessary or advisable for the administration of the Option Plan.

      The member of the Committee are indemnified by the Company against the reasonable expenses incurred by them, including attorney's fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Option Plan.

     Subject to the terms, conditions and limitations of the Option Plan, outstanding Options may be modified, extended or renewed,
or,  if  authorized  by  the  Board,  accept  the  surrender   of
outstanding options and authorizing the award of new Options in substitution thereof. The Board or Committee may also modify any outstanding Agreement. No modification may adversely affect the rights or obligations of the recipient without the consent of the recipient.

     The Board may terminate, amend or modify the Option Plan from time to time in any respect without stockholder approval, including amendments necessary to make the Plan conform with Rule 16b-3 under the Exchange Act, unless the particular amendment or modification requires stockholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of the exchange or system on which the Common Stock is listed or reported or pursuant to any other applicable laws, rules or regulations. Currently Rule 16b-3 under the Exchange Act and the Code regulations governing ISOs taken together require stockholder approval of any amendments which would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of securities which may be issued or (iii) materially modify the requirements as to eligibility for participation.

      The Option Plan will expire on March 9, 2008, unless sooner terminated by the Board.

Eligibility

     Employees of the Company and its subsidiaries who are deemed to be key employees ("Key Employees") by the Committee are eligible for Options under the Option Plan. Key Employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Directors who are not also officers or employees of the Company or its subsidiaries are not Key Employees, but are eligible for awards under the Plan as described under "Grants to Non-Employee Directors". The number of employees who may be eligible for Options under the Option Plan is approximately [35] (including those persons named in the cash compensation table), and the nature and extent of their participation, the benefits or amounts to be received by each of them and any consideration to be received by the Company for granting or awarding such benefits will be determined by the Committee. Unless specified below in the description of the particular Options available under the Option Plan or in the Option Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each Agreement shall be determined by the Committee.

Certain Terms of Options

      Options granted under the Option Plan generally may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. Options may be exercised during the recipient's lifetime only by the recipient or, in the case of death or disability, by the recipient's legal representative. To the extent required under Rule 16b-3, Options are not exercisable until at least six months after the grant of the Option (except in the event of death or disability.

Options

      The Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code ("ISOs") and non-qualified stock options ("NQSOs") (collectively, "Options"). The Option terms applicable to such Options will be determined by the Committee, but an Option generally will not be exercisable until at least six months after its grant (except in cases of death or disability) or after ten years from its grant. All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. All other Option terms will be determined by the Committee in its sole discretion.

Grants to Non-Employee Directors

     Each non-employee director serving on the Board of the Company and the Bank is eligible to receive non-qualified stock option
grants  during  the  term  of  the Plan.   The  Company  and  its
subsidiaries currently have [12] non-employee directors.

      The exercise price of option grants will be 100% of fair market value of the shares on the Grant Date.

      Except as otherwise described in this subsection, awards to non-employee directors are subject to same terms and conditions as other Options made under the Plan.

      The entire Board will administer the Plan with respect to grants to non-employee directors.

Shares Subject to the Option Plan

     Up to 325,000 shares of Common Stock may be issued under the Option Plan. Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Option will be charged against the total number of shares issuable under the Option Plan. If any Option granted (for which no material benefits of ownership have been received, including dividends) terminates, expires or lapses for any reason other than as a result of being exercised, or if shares issued (for which no material benefits of ownership have been received, including dividends) pursuant to an Option are forfeited, Common Stock subject to such Option will be available for further Options to participants.

      In order to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations by the Company, the Committee (or the Board) may, in their respective sole discretion, adjust the number of shares subject to each outstanding Option, the exercise price and the aggregate number of shares from which grants or awards may be made.

Change in Control

     In order to maintain all the participants' rights in the event of a Change in Control of the Company (as that term is defined in the Plan), the Committee, as constituted before such Change in Control, in its sole discretion, may, as to any outstanding Award either at the time an Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the
Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained
upon   the  exercise  of  such  Award  or  realization  of   such
Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

Certain Federal Income Tax Consequences

      Incentive Stock Options. An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the employer corporation in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

      However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below. For the Option to qualify as an ISO upon the optionee's death, the optionee must have been employed at the Company for at least three months before his or her death.

     To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in any calendar year exceeds $100,000, the Options will be treated as Options which are not ISOs, and the optionee will be taxed upon exercise of those excess Options in the same manner as on the exercise of NQSO, as described below.

     Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or
loss.   If, however, shares acquired pursuant to the exercise  of
an  ISO  are  disposed of within two years after the  Option  was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise
price.   Gain  recognized on the disposition  in  excess  of  the
ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount.

      The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of "tax preference" for purposes of determining alternative minimum taxable income.

      Non-qualified Options. A participant will not recognize income on the grant of a NQSO, but generally will recognize income upon the exercise of a NQSO. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture.

       If shares received on the exercise of a NQSO are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or not subject to a substantial risk of forfeiture. For these purposes, shares will be treated as nontransferable and subject to a substantial risk of forfeiture for as long as the sale of the shares at a profit could subject the optionee to suit under
Section 16(b) of the Exchange Act. In the circumstances described in this paragraph, the amount of income recognized is measured with respect to the fair market value of the shares at the time the income is recognized.

      In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

     Use of Shares to Exercise Options. Special rules govern the tax treatment of the use of stock to pay the exercise price of an ISO or NQSO.

      General. The rules governing the tax treatment of Options that may be granted under the Option Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances. In addition, Section 162(m) of the Code places certain limitations on the Company's ability to deduct compensation paid to its executive officers under certain circumstances, including compensation which may be payable pursuant to the Plan.

     Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Effective Date

     If approved by the stockholders, the amendment to the Option
Plan will be treated as effective as of February 13, 2001.

Vote Required

      The affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual
Meeting, assuming a quorum is present, is required to ratify and approve the proposed amendment to the Option Plan.

       The Board of Directors recommends that the stockholders vote FOR proposal three and to approve the proposed amendment to the 1998 Stock Option Plan.


               2002 ANNUAL MEETING OF STOCKHOLDERS

      In accordance with the By Laws of the Company as currently in effect, the 2002 Annual Meeting of Stockholders will be held on April 23, 2002.

       The Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company at its main office on or before December 1, 2001.

              ANNUAL FINANCIAL DISCLOSURE STATEMENT


       A copy of the Company's Annual Report on Form 10-K (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2000, will be furnished without charge to shareholders upon written request directed to:

                        Laurie D. Grabow
                  Senior Vice President/Finance
             The Old Point National Bank of Phoebus
                      1 West Mellen Street
                     Hampton, Virginia 23663
                         (757) 728-1251

      Form 10-K (including exhibits) can also be reviewed on the Investors Relations link on the Company's Internet web site at http://www.oldpoint.com


                          OTHER MATTERS

      Management knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

                                                       Appendix A

                CHARTER OF THE AUDIT COMMITTEE OF
      OLD POINT FINANCIAL CORPORATION AND ITS SUBSIDIARIES

Organization and Structure

There shall be a committee of the Board of Directors known as the Audit Committee ("the Committee"). Committee members shall meet the requirements of the NASDAQ Exchange. The Committee will be comprised of at least three members, each of whom shall be independent of the management of Old Point Financial Corporation and its Subsidiaries ("the Company") and free of any relationship that would interfere with their exercise of independent judgement. All Committee members shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one director will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. Committee members shall be appointed by the Board of Directors on the Recommendation of the Executive Committee of the Board.

Primary Purpose

     Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     Monitor the independence and performance of the Company's external independent auditors ("Independent Auditors") and internal auditing department.

      Provide   an  open  avenue  of  communication   among   the
  Independent Auditors, financial and senior management, the internal auditing department, and the Board of Directors.

Duties and Responsibilities - General

     Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval and have a copy of the charter attached to the proxy statement as an appendix at least once every three years in accordance with SEC regulations.

     Require that the Company's Independent Auditors review the financial information contained in the Company's Quarterly Reports on Form 10-Q prior to the Company's filing such reports with the Securities and Exchange Commission ("SEC"). The Independent Auditors must follow "professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as may be modified or supplemented by the SEC."

     Meet at least four times annually or more frequently as circumstances dictate.

     The Committee chairperson or his designee shall prepare an agenda in advance of the meeting. The preparation of this agenda shall derive from consultation with management, other Committee members, the Independent Auditors and the internal audit
  director.   The  Committee will meet with  the  internal  audit
  director, the Independent Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

     Review with the Independent Auditors and the internal audit director the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Duties and Responsibilities - Internal Audits

     Review  internal audit reports completed since the  previous
  Committee meeting. Discuss those audits with ratings of less than "Satisfactory".

     Review reports of pending internal audit exception items and the follow-up responses to them.

     Review the current internal audit work schedule and the progress made by the department in adhering to the schedule and request explanations for any significant deviations from the schedule; review the basis, i.e. risk-based, for future internal audit work schedules.

     Review audits conducted by contracted specialists, other than the Independent Auditors.

Duties and Responsibilities - Independent Auditors

     Meet with the Independent Auditors and management of the Company to review the scope and nature of each proposed audit and, at the conclusion thereof; review such audit, including any comments or recommendations of the Independent Auditors.

      Inform   the  Independent  Auditors  that  their   ultimate
  responsibility is to the Board of Directors and the Committee, which serve as representatives of shareholders. The Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Independent Auditors (or to nominate the Independent Auditors to be proposed for shareholder ratification in any proxy statement).

     Confirm  and  assure  the independence  of  the  Independent
  Auditors by obtaining a formal written statement from the Independent Auditors delineating all relationships between the
  Independent   Auditors   and  the  Company,   consistent   with
  Independence Standards Board Standard 1; actively engage in a dialogue with the Independent Auditors with respect to any
  disclosed  relationships  or  services  that  may  impact   the
  objectivity and independence of the Independent Auditors; take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the Independent Auditors.

     Issue a report above the printed names of the Committee members for inclusion in all proxy statements that states whether:

  - the Committee has reviewed and discussed the Company's audited financial statements management;

  -    the Committee has discussed with the Company's Independent
     Auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  - the Committee has reviewed the written disclosures and the letter from the Independent Auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the Independent Auditors their independence; and

  - based on the three points above, the Committee has recommended to the Board of Directors that the financial statements of the Company be included in the Annual Report on Form 10-K to be filed with the SEC for the Company's last fiscal year.

                      OLD POINT FINANCIAL CORPORATION
                  P.O. BOX 3392, HAMPTON, VIRGINIA 23663

                              PROXY CARD FOR
                      ANNUAL MEETING OF SHAREHOLDERS
                              APRIL 24, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Harold G. Jackson and Hurley J. Shaw, Jr. as Proxies, each with full power to appoint his substitute and hereby authorizes them to represent and to vote, as designed below, all of the shares of voting common stock, $5.00 par value, of Old Point Financial Corporation held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders, to be held on April 24, 2001, and at any and all adjournments thereof.

This proxy will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.

 PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                 ENVELOPE.

  Please sign exactly as your names(s) appear(s) hereon.  When shares are held by joint tenants, both must sign.
   When signing in a representative capacity, please provide full title.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

---------------------------------------------------------------------------
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
X PLEASE MARK VOTES
  AS IN THIS EXAMPLE

-------------------------------
OLD POINT FINANCIAL CORPORATION
-------------------------------
                                                               _
Mark box at right if you plan to attend the Annual Meeting.   [_]
                                                               _
Mark box at right if an address change or comment has been    [_]
noted on the reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:









Please be sure to sign and date this Proxy.    Date_______

_____________________         _________________
Shareholder sign here         Co-owner sign here

DETACH CARD

Vote by Telephone
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four east steps:


1.  Read the accompanying Proxy Statement/Prospectus and
    Proxy Card.

2.  Call the toll-free  number
    1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!



1.  Election of Directors.
    (1)Richard F. Clark, (2)Russell S. Evans, Jr.    For All    With-    For All
    (3)G. Royden Goodson, III,                       Nominees   hold     Except
    (4)Arthur D. Greene, (5)Gerald E. Hansen,           _         _        _
    (6)Stephen D. Harris, (7)John Cabot Ishon,         [_]       [_]      [_]
    (8)Eugene M. Jordan, (9) John B. Morgan, II,
    (10) Louis G. Morris, (11) H. Robert Schappert,
    (12) Robert F. Shuford

INSTRUCTION:  To withhold authority to  vote for any nominee, mark the
"For  All Except" box and strike a line through the nominee's name in the list above.
                                                       For     Against   Abstain

2.  Ratification of the appointment of Eggleston        _         _        _
    Smith, P.C., Certified Public Accountants, as      [_]       [_]      [_]
    independent auditors for 2001.
                                                        _         _        _
3.  To ratify and approve an amendment to the          [_]       [_]      [_]
    1998 Stock Option Plan.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment(s) thereof.

                                                                     DETACH CARD

Vote By Internet
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.  Read the accompanying Proxy Statement/Prospectus and
    Proxy Card.

2.  Go to the Website
    http://www.eproxyvote.com/opof

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.


Your vote is important!
Go to http://www.eproxyvote.com/opof anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet